UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
KBS SOR (BVI) Holdings, Ltd. (the “BVI”), a wholly-owned subsidiary of KBS Strategic Opportunity REIT, Inc. (the “Company”), completed an offering of Series A debentures to investors in Israel in March 2016.  Such offering was registered with the Israel Securities Authority.  Consequently, the BVI is required to prepare and file with the Israel Securities Authority certain financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”).  The IFRS interim consolidated financial statements as of March 31, 2018 are attached as Exhibit 99.1 to this Form 8-K. The IFRS separate financial data annexed to the consolidated financial statements as of March 31, 2018 are attached as Exhibit 99.2 to this Form 8-K. The IFRS pro forma interim consolidated financial statements as of March 31, 2018 are attached as Exhibit 99.3 to this Form 8-K. The pro forma interim consolidated financial statements have been prepared to give effect to the disposition of 11 of the Company’s properties, 1800 West Loop, Westech 360 (part of the Austin Suburban Portfolio), Great Hills Plaza (part of the Austin Suburban Portfolio), Westmoor Center, Iron Point Business Park, the Plaza Buildings, Bellevue Technology Center, Northridge Center I and II, West Loop I and II, Powers Ferry Landing East, and Maitland Promenade II, on November 8, 2017.
The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	KBS SOR (BVI) Holdings, Ltd. Interim Consolidated Financial Statements as of March 31, 2018 (unaudited)

99.2	KBS SOR (BVI) Holdings, Ltd. Separate Financial Statements as of March 31, 2018 (unaudited)

99.3	KBS SOR (BVI) Holdings, Ltd. Pro Forma Interim Consolidated Financial Statements as of March 31, 2018 (unaudited)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: May 11, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary